UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 7, 2012

Date of Report (Date of earliest event reported)

COMMISSION FILE NUMBER: 000-50760

Sancon Resources Recovery, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	58-2670972
(State or other jurisdiction	(IRS Employer Identification File Number)
of incorporation)

602 Nan Fung Tower
173 Des Voeux Road Central
Central District, Hong Kong

(Address of Principal Executive Offices)

(+852) 2868 0668

(Registrant's telephone number, including area code)

Beyond Technology Inc.

602 Nan Fung Tower

173 Des Voeux Road Central

Central District, Hong Kong

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The Registrant did not complete the process of changing its company name. The Registrant is still known as ‘Sancon Resources Recovery, Inc.’

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sancon Resources Recovery, Inc.
(REGISTRANT)

Date: December 7, 2012

	By:	/s/ Stephen Tang
Stephen Tang
Chief Executive Officer